UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01.         Entry Into Material Definitive Agreement.

As previously disclosed by Lumber Liquidators Holdings, Inc. (the “Company”), the Company has been under investigation by the United States Attorney’s Office for the Eastern District of Virginia (the “U.S. Attorney”), the Criminal Division of the U.S. Department of Justice (the “DOJ”) and the New York Regional Office of the U.S. Securities and Exchange Commission (the “SEC”) since 2015. The focus of both investigations primarily related to compliance with disclosure, financial reporting and trading requirements under the federal securities laws. The Company cooperated with the investigations and produced documents and other information responsive to subpoenas and other requests received from the parties.

The Company has reached resolution with the U.S. Attorney, the DOJ and the SEC concerning their criminal and civil investigations into the public disclosures the Company made in early 2015 concerning whether its Chinese made laminates were compliant with certain California state regulatory requirements (the “Investigations”). In connection with the Investigations, the Company (i) entered into a Deferred Prosecution Agreement (“DPA”) with the U.S. Attorney and the DOJ on March 12, 2019 and (ii) submitted an Offer of Settlement to the SEC on March 12, 2019 (the “Offer”). On March 12, 2019, the SEC approved the Offer and issued an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “Order”). The DPA and the Order are collectively referred to herein as the “Agreements”. Pursuant to the DPA, the U.S. Attorney and the DOJ filed a one count criminal information in the United States District Court for the Eastern District of Virginia, charging the Company with securities fraud. The U.S. Attorney and the DOJ agreed that if the Company fully complies with all of its obligations under the DPA, the U.S. Attorney and the DOJ will, at the conclusion of the DPA’s three-year term, seek dismissal with prejudice of the criminal information filed against the Company. Pursuant to the Order, the SEC ordered the Company to cease and desist from committing or causing any violations and any future violations of the relevant provisions of the federal securities laws and required disgorgement as discussed in the following paragraph.

Under the DPA, the Company is required, among other things, to (1) pay a fine in the amount of $19,095,648 to the United States Treasury, (2) forfeit to the U.S. Attorney and the DOJ the sum of $13,904,352, of which up to $6,097,298 will be paid by the Company to the SEC in disgorgement and prejudgment interest under the Order and (3) adopt a new compliance program, or modify its existing one, including internal controls, compliance policies, and procedures in order to ensure that the Company maintains an effective system of internal account controls designed to ensure the making and keeping of fair and accurate books, records and accounts, and a rigorous compliance program designed to prevent and detect violations of federal securities laws throughout its operations. The Company will also be required to report to the U.S. Attorney and DOJ annually during the term of the DPA regarding remediation and implementation of the compliance measures described in the DPA.

The Agreements also provide that the Company will continue to cooperate with the U.S. Attorney, the DOJ and the SEC in all matters relating to the conduct described in the Agreements and that at the request of the U.S. Attorney, the DOJ and the SEC, the Company will also cooperate fully with other domestic or foreign law enforcement authorities and agencies in any investigation of the Company in any and all matters relating to the Agreements. In the event the Company breaches the DPA, there is a risk the government would seek to impose remedies provided for in the DPA, including instituting criminal prosecution against the Company.

The Company has accrued a charge of $33 million within selling, general and administrative expenses in its December 31, 2018 financial statements, reflecting the amounts owed under the Agreements. The Company expects to remit all amounts within 30 days of entering into the Agreements and has included the liability in the caption “Accrual for Legal Matters and Settlements Current” on its balance sheet.

The above description of the Agreements is not complete and is qualified in its entirety by the terms thereof. A copy of each Agreement is filed hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference. On March 12, 2019, the Company issued a press release announcing its entry into the Agreements. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “potential” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements in this Current Report may include, without limitation, statements regarding expectations relating to the Agreements. The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. Information regarding additional risks and uncertainties is contained in the Company’s other reports filed with the Securities and Exchange Commission, including the Item 1A, “Risk Factors,” section of the Form 10-K for the year ended December 31, 2017.

Item 9.01         Financial Statements and Exhibits.

(d)             Exhibits.

EXHIBIT	DESCRIPTION

10.1	Deferred Prosecution Agreement, dated March 12, 2019, by and between Lumber Liquidators Holdings, Inc., the United States Attorney’s Office for the Eastern District of Virginia and the United States Department of Justice, Criminal Division, Fraud Section.

10.2	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, dated March 12, 2019, between the United States Securities and Exchange Commission and Lumber Liquidators Holdings, Inc.

99.1	Press release issued by Lumber Liquidators Holdings, Inc. on March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2019

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Deferred Prosecution Agreement, dated March 12, 2019, by and between Lumber Liquidators Holdings, Inc., the United States Attorney’s Office for the Eastern District of Virginia and the United States Department of Justice, Criminal Division, Fraud Section.

10.2	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, dated March 12, 2019, between the United States Securities and Exchange Commission and Lumber Liquidators Holdings, Inc.

99.1	Press release issued by Lumber Liquidators Holdings, Inc. on March 12, 2019.